Exhibit 21.1

Coty Inc. Subsidiary List as of March 31, 2018
Entity Name	Domestic Jurisdiction
Coty Argentina S.A.	Argentina
Cosmetic Suppliers PTY. Limited	Australia
Coty Australia Pty. Limited	Australia
Gresham Cosmetics Pty Limited	Australia
HFC Prestige International Australia PTY Limited	Australia
Jemella Australia Pty Limited	Australia
Revolver Distribution Pty Limited	Australia
Coty Austria GmbH	Austria
HFC Prestige International Austria GmbH	Austria
Coty Benelux S.A.	Belgium
HFC Prestige Products N.V.	Belgium
Younique Corporation	Belize
Coty Brasil Comércio Ltda	Brazil
HFC Brasil Comercio De Cosmeticos Ltda	Brazil
Lancaster do Brasil Cosmeticos Ltda.	Brazil
Savoy Indústria de Cosméticos S.A.	Brazil
StarAsia Distributions (Cambodia) Limited	Cambodia
Coty Canada Inc.	Canada
HFC Prestige International Canada, Inc.	Canada
TJoy Holdings Co. Ltd.	Cayman Islands
Coty Cosméticos Chile Limitada	Chile
Coty China Holding Limited	China
Coty Hong Kong Distribution Limited	China
Coty International Trade (Shanghai) Co., Limited	China
Coty Prestige Shanghai Limited	China
HFC (Shanghai) Cosmetics Co., Limited	China
Nanjing Yanting Trade Co. Limited	China
Suzhou Ganon Trading Co., Limited	China
Suzhou Jiahua Biochemistry Co. Limited	China
HFC Prestige Service Costa Rica S.R.L.	Costa Rica
Coty Ceska republika, s.r.o.	Czech Republic
GHD Scandinavia ApS	Denmark
HFC Prestige International Denmark ApS	Denmark
Ghd Finland Oy	Finland
HFC Prestige International Finland Oy	Finland
Coty France S.A.S.	France
Coty S.A.S.	France
Else France S.A.S.	France
Fragrance Production S.A.S.	France
GHD France S.á r.l.	France
HFC Prestige Holding France	France
Coty Brands Management GmbH	Germany

Coty Germany GmbH	Germany
Coty Services and Logistics GmbH	Germany
Ghd Deutschland GmbH	Germany
HFC Prestige International Germany GmbH	Germany
HFC Prestige Manufacturing Cologne Germany GmbH	Germany
HFC Prestige Manufacturing Germany GmbH	Germany
HFC Prestige Products GmbH	Germany
HFC Prestige Service Germany GmbH	Germany
Sebastian Europe GmbH	Germany
Wella Grundstuecks- und Vermoegensverwalturngs GmbH & Co. KG	Germany
Coty Hellas S.A.	Greece
Wella Hellas MEPE	Greece
Bourjois Limited	Hong Kong
Chi Chun Industrial Co. Ltd.	Hong Kong
Coty Hong Kong Limited	Hong Kong
Coty Prestige Hong Kong Ltd.	Hong Kong
Coty Prestige Shanghai (HK) Ltd.	Hong Kong
Coty Prestige Southeast Asia (HK) Limited	Hong Kong
GHD Hong Kong Limited	Hong Kong
HFC Prestige International Hong Kong Ltd.	Hong Kong
Ming-De Investment Co. Ltd.	Hong Kong
Super Globe Holdings Ltd.	Hong Kong
Younique Hong Kong, Limited	Hong Kong
Coty Hungary Kft.	Hungary
Coty India Beauty and Fragrance Products Private Limited	India
Wella India Private Limited	India
PT StarAsia Distributions Indonesia	Indonesia
PT Coty Prestige Southeast Asia Indonesia	Indonesia
Coty Ireland Ltd.	Ireland
HFC Prestige Manufacturing Ireland Ltd.	Ireland
Coty Italia S.R.L.	Italy
GHD Italia S.r.l.	Italy
Labocos Srl	Italy
Younique Products Italy S.r.l	Italy
HFC Prestige Japan Godo Kaisha	Japan
OPI-Japan K.K.	Japan
Coty Korea Ltd.	Korea, Republic Of
HFC Prestige International Holding Luxembourg SARL	Luxembourg
HFC Prestige International Luxembourg SARL	Luxembourg
Coty Malaysia Sdn. Bhd.	Malaysia
Coty Prestige Southeast Asia (M) Sdn. Bhd.	Malaysia
HFC Prestige International Malaysia Sdn. Bhd.	Malaysia
Coty Beauty Mexico, S.A. de C.V.	Mexico
Coty México, S.A. de C.V.	Mexico
Galería Productora de Cosméticos, S. de R.L. de C.V.	Mexico
HFC Cosmetics S. de R.L. de C.V.	Mexico

HFC Prestige International S. de R.L. de C.V.	Mexico
YQ Products MEX S. de R. L. de C.V.	Mexico
Coty Lancaster S.A.M.	Monaco
Coty B.V.	Netherlands
Coty Benelux B.V.	Netherlands
Coty Global 1 B.V.	Netherlands
Coty Global 2 B.V.	Netherlands
Coty Global 3 B.V.	Netherlands
Coty Global 4 B.V.	Netherlands
Coty Global 5 B.V.	Netherlands
Coty Investments B.V.	Netherlands
HFC Prestige International Netherlands B.V.	Netherlands
HFC Prestige International Netherlands Holding B.V.	Netherlands
Lancaster B.V.	Netherlands
Younique Products B.V.	Netherlands
Younique Products Cooperatief U.A.	Netherlands
HFC Prestige International New Zealand Limited	New Zealand
Jemella New Zealand Limited	New Zealand
HFC Prestige International Norway AS	Norway
Coty Prestige Southeast Asia Philippines, Inc.	Philippines
Coty Polska Sp z.o.o.	Poland
HFC Prestige International Poland Sp. z.o.o.	Poland
HFC Prestige Service Poland Sp. z.o.o.	Poland
Wella Prestige Products Portugal S.A.	Portugal
Coty Puerto Rico Inc.	Puerto Rico
HFC Prestige International Puerto Rico LLC	Puerto Rico
Coty Cosmetics Romania SRL	Romania
Coty Beauty LLC	Russia
LLC Capella	Russia
Russwell Ltd	Russia
Coty Arabia Trading Company LLC	Saudi Arabia
Coty Asia Pte. Ltd.	Singapore
Coty Prestige Southeast Asia Pte. Ltd.	Singapore
Coty Singapore Pte. Ltd.	Singapore
Coty Southeast Asia Pte. Limited	Singapore
HFC Prestige International Singapore Pte. Ltd.	Singapore
Coty Slovenská Republika s.r.o.	Slovakia
Coty Beauty South Africa (PTY) Ltd.	South Africa
Coty South Africa (PTY) Ltd.	South Africa
Good Hair Day South Africa (Proprietary) Limited	South Africa
Coty Spain S.L., Sociedad Unipersonal	Spain
GHD Spain, S A U	Spain
HFC Prestige Products S.A.U.	Spain
Productos Cosmeticos, S.L.U	Spain
Younique Spain SL	Spain
GHD Sverige AB	Sweden

HFC Prestige International Sweden AB	Sweden
Coty (Schweiz) AG	Switzerland
Coty Geneva Sàrl Versoix	Switzerland
Coty International Sàrl	Switzerland
HFC Prestige International Holding Switzerland Sàrl	Switzerland
HFC Prestige International Operations Switzerland Sàrl	Switzerland
HFC Prestige International Switzerland Sàrl	Switzerland
So Be Cosmetics S.A.	Switzerland
Coty Prestige (Taiwan) Limited	Taiwan, Province Of China
StarAsia Taiwan Co., Limited	Taiwan, Province Of China
Coty Prestige Southeast Asia (Thailand) Company Limited	Thailand
HFC Prestige Manufacturing (Thailand) Limited	Thailand
HFC Prestij Satış ve Dağıtım Ltd. Şti.	Turkey
Coty Distribution Emirates L.L.C.	United Arab Emirates
Coty Middle East Fzco	United Arab Emirates
Coty Regional Trading FZE	United Arab Emirates
HFC Prestige International Operations Sàrl	United Arab Emirates
Beamly Limited	United Kingdom
Beauty International Limited	United Kingdom
Bourjois Limited	United Kingdom
Coty Brands Group Limited	United Kingdom
Coty Export U.K. Limited	United Kingdom
Coty Manufacturing UK Limited	United Kingdom
Coty Services U.K. Limited	United Kingdom
Coty U.K. Limited	United Kingdom
Del Laboratories (U.K.) Limited	United Kingdom
ghd BondCo plc	United Kingdom
GHD EBT Company Limited	United Kingdom
GHD Group Holdings Limited	United Kingdom
GHD Group Limited	United Kingdom
GHD Holdings Limited	United Kingdom
ghd Nominees Limited	United Kingdom
HFC Prestige Manufacturing UK Limited	United Kingdom
HFC Prestige Products Limited	United Kingdom
HFC Prestige Service UK Limited	United Kingdom
Jemella Group (Holdings) Limited	United Kingdom
Jemella Group Limited	United Kingdom
Jemella Limited	United Kingdom
Lancaster Group, Limited	United Kingdom
Lion/Gloria Bidco Limited	United Kingdom
Lion/Gloria Holdco Limited	United Kingdom
Lion/Gloria Midco 2 Limited	United Kingdom
Lion/Gloria Midco 3 Limited	United Kingdom
Lion/Gloria Midco Limited	United Kingdom
Lion/Gloria Topco Limited	United Kingdom
Power Promotions Limited	United Kingdom

Power Wizards Limited	United Kingdom
Rimmel International Limited	United Kingdom
Wella (UK) Limited	United Kingdom
Wonderful Life Limited	United Kingdom
Wonderful Life UK Limited	United Kingdom
GHD Professional, North America, Inc.	United States - CA
HFC Prestige Products, Inc.	United States - CT
Beamly Inc.	United States - DE
Calvin Klein Cosmetic Corporation	United States - DE
Coty Brands Management Inc.	United States - DE
Coty Holdings, Inc.	United States - DE
Coty Inc.	United States - DE
Coty International LLC	United States - DE
Coty US Holdings Inc.	United States - DE
Coty US LLC	United States - DE
DLI International Holding I LLC	United States - DE
DLI International Holding II Corporation	United States - DE
Foundation, LLC	United States - DE
Foundation Serviceco, LLC	United States - DE
Galleria Co.	United States - DE
Graham Webb International, Inc.	United States - DE
HFC Prestige International U.S. LLC	United States - DE
O P I Products, Inc.	United States - DE
Rimmel Inc.	United States - DE
The Wella Corporation	United States - DE
Noxell Corporation	United Sates - MD
Younique DISC Corporation	United States - UT
Younique International Holdings LLC	United States - UT
Younique, LLC	United States - UT
Coty Beauty Vietnam Company Limited	Vietnam